Exhibit (14)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our reports dated as of the report dates stated below, relating to the financial statements and financial highlights which appear in the Annual Reports to Shareholders, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights of the Buying Funds” and “Independent Registered Public Accounting Firm” in such Registration Statement. We also consent to the incorporation by reference in this Registration Statement on Form N-14 of our report for the fund dates stated below, relating to the financial statements and financial highlights appearing in the Annual Report to Shareholders, and the reference to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” appearing in the Prospectus and Statement of Additional Information on Form N-1A dated as indicated in the table below, which are also incorporated by reference in this Registration Statement.

Fund Name	Annual shareholder report date	Report date	N-1A filing Date
Columbia International Opportunities Fund	2/28/2015	4/21/2015	7/1/2015
Columbia International Value Fund	2/28/2015	4/21/2015	7/1/2015
Columbia Large Cap Growth Fund II (formerly Columbia Marsico 21st Century Fund)	2/28/2015	4/21/2015	7/1/2015
Columbia Large Cap Growth Fund III (formerly Columbia Marsico Focused Equities Fund)	2/28/2015	4/21/2015	7/1/2015
Columbia Large Cap Growth Fund V (formerly Columbia Marsico Growth Fund)	2/28/2015	4/21/2015	7/1/2015
Columbia Overseas Value Fund	2/28/2015	4/21/2015	7/1/2015
Columbia Select International Equity Fund	2/28/2015	4/21/2015	7/1/2015
Columbia Multi-Advisor Small Cap Value Fund	5/31/2015	7/23/2015	10/1/2015
Columbia Select Smaller-Cap Value Fund	5/31/2015	7/23/2015	10/1/2015
Columbia Large Cap Growth Fund	7/31/2015	9/21/2015	12/1/2015
Columbia Large Cap Growth IV (formerly Columbia Marsico Flexible Capital Fund)	8/31/2015	10/22/2015	12/18/2015
Columbia Value and Restructuring Fund	8/31/2015	10/22/2015	12/21/2015
Columbia Contrarian Core Fund	8/31/2015	10/22/2015	12/21/2015

/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 22, 2015